Exhibit 99.1
NEWS RELEASE

CONTACT:
Al Galgano
952-567-0295
Al.Galgano@spok.com

Spok Reports 2018 Second Quarter Operating Results;
First Half Software Revenue Up 11 Percent from Prior Year, Company Maintains Full Year Guidance Levels

Board Declares Regular Quarterly Dividend

SPRINGFIELD, Va. (July 25, 2018) - Spok Holdings, Inc. (NASDAQ: SPOK), the global leader in healthcare communications, today announced operating results for the second quarter and year-to-date period ended June 30, 2018. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.125 per share, payable on September 10, 2018 to stockholders of record on August 17, 2018.
2018 Second-Quarter Results:
Consolidated revenue for the second quarter of 2018 under Generally Accepted Accounting Principles (“GAAP”) was $40.6 million compared to $42.3 million in the second quarter of 2017. On January 1, 2018, Spok adopted Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers, using the modified retrospective method applied to those contracts which were not completed as of January 1, 2018. Unless otherwise stated, results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts have not been adjusted, and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As such, adjusted to exclude the adoption of ASC 606, consolidated revenue for the second quarter of 2018 was $41.8 million compared to the $42.3 million in the second quarter of 2017.

Spok.com

	For the three months ended
(Dollars in thousands)	June 30, 2018	June 30, 2018(1)	June 30, 2017	Change (2) (%)
Wireless revenue
Paging revenue	$22,824	$22,824	$24,572	(7.1)%
Product and other revenue	834	834	1,067	(21.8)%
Total wireless revenue	$23,658	$23,658	$25,639	(7.7)%

Software revenue
Operations revenue	$7,463	$8,021	$7,041	13.9%
Maintenance revenue	9,507	10,115	9,645	4.9%
Total software revenue	16,970	18,136	16,686	8.7%
Total revenue	$40,628	$41,794	$42,325	(1.3)%
(1) Adjusted to exclude the adoption of ASC 606.
(2) As compared against results adjusted to exclude the adoption of ASC 606.
GAAP net loss for the second quarter of 2018 was $1.0 million, or $0.05 per share, compared to net income of $1.5 million, or $0.07 per share, in the second quarter of 2017.

	For the three months ended
(Dollars in thousands)	June 30, 2018	June 30, 2018(1)	June 30, 2017
Net (loss) income	$(976)	$36	$1,498
Diluted net (loss) income per share	$(0.05)	$0.00	$0.07
EBITDA	$519	$1,559	$5,261
(1) Adjusted to exclude the adoption of ASC 606.
Other key results and highlights for the second quarter included:

•	Net paging unit losses were approximately 6,000 in the second quarter of 2018, down from approximately 19,000 in the first quarter of 2018 and consistent with second quarter 2017 levels.

•	The quarterly rate of wireless revenue erosion was 2.5 percent in the second quarter of 2018 versus 1.3 percent in the first quarter of 2018.

•	Total paging ARPU (average revenue per unit) was $7.41 in the second quarter of 2018, compared to $7.47 in the first quarter of 2018.

•
Software bookings for the 2018 second quarter were $18.5 million, an increase of 2.0 percent from the first quarter of 2018. Second quarter bookings included $9.4 million of operations bookings and $9.1 million of maintenance renewals.

•	Software backlog totaled $36.3 million at June 30, 2018, compared to $35.9 million in the first quarter of 2018.

Spok.com

•	The revenue renewal rate for software maintenance in the second quarter of 2018 continued at greater than 99 percent.

•	Consolidated operating expenses (excluding depreciation, amortization and accretion) totaled $40.1 million in the second quarter of 2018, up slightly from $39.7 million in the first quarter of 2018.

•	Capital expenses were $2.3 million in the second quarter of 2018, compared to $1.2 million in the first quarter of 2018.

•	The number of full-time equivalent employees at June 30, 2018 totaled 607, compared to 604 at June 30, 2017.

•	Capital returned to stockholders in the second quarter of 2018 totaled $10.0 million, in the form of $2.5 million from dividends and $7.5 million from share repurchases.

•	The Company’s cash balance at June 30, 2018 was $94.1 million, down from $107.2 million at December 31, 2017.

2018 Year-To-Date Results:
Consolidated revenue for the first six months of 2018 was $83.7 million compared to $83.8 million in the first six months of 2017. As discussed above, unless otherwise stated, results for reporting periods beginning after January 1, 2018 are presented under ASC 606, while prior period amounts have not been adjusted, and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As such, adjusted to exclude the adoption of ASC 606, consolidated revenue for the first six months of 2018 was $84.3 million compared to the $83.8 million in the first six months of 2017.

Spok.com

	For the six months ended
(Dollars in thousands)	June 30, 2018	June 30, 2018(1)	June 30, 2017	Change (2) (%)
Wireless revenue
Paging revenue	$46,132	$46,132	$49,544	(6.9)%
Product and other revenue	1,795	1,795	1,955	(8.2)%
Total wireless revenue	$47,927	$47,927	$51,499	(6.9)%

Software revenue
Operations revenue	$16,934	$16,210	$13,082	23.9%
Maintenance revenue	18,881	20,114	19,188	4.8%
Total software revenue	35,815	36,324	32,270	12.6%
Total revenue	$83,742	$84,251	$83,769	0.6%
(1) Adjusted to exclude the adoption of ASC 606.
(2) As compared against results adjusted to exclude the adoption of ASC 606.
GAAP net loss for the first six months of 2018 was $0.5 million, or $0.02 per share, compared to net income of $2.4 million, or $0.11 per share, in the first six months of 2017.

	For the six months ended
(Dollars in thousands)	June 30, 2018	June 30, 2018(1)	June 30, 2017
Net (loss) income	$(465)	$368	$2,352
Diluted net (loss) income per share	$(0.02)	$0.02	$0.11
EBITDA	$3,983	$4,831	$9,866
(1) Adjusted to exclude the adoption of ASC 606.
Management Commentary:
“Our performance in the second quarter of 2018 was in line with our seasonal expectations. We believe our year-to-date results provide a solid base as we enter the typically more robust second half of the year” said Vincent D. Kelly, president and chief executive officer. “We saw strong performance in a number of key operating measures and sequential improvements in subscriber retention, sales bookings, backlog levels, and operating expense management. These improvements allowed us to return $10.0 million of capital to our stockholders in the form of dividends and share repurchases and enhance our product offerings through our continued investments in our integrated communication platform, Spok Care Connect®.”
Kelly also noted that in addition to the Company’s quarterly financial performance, Spok made progress in several other areas, including product development, sales strategy and key strategic partnership agreements. “During the quarter, we announced partnerships with industry-leading organizations, including Bernoulli®

Spok.com

Health, to enhance our clinical alarm management offering, and our participation in Zebra Technologies’ PartnerConnect channel partner program, to offer Zebra’s enterprise-class mobile devices to hospitals and health systems throughout North America. Last month, we strengthened our position as an industry thought leader with the release of the results of our eighth consecutive survey of mobile strategies in healthcare. Also, during the quarter we started working with 13 new customers. Finally, we continue to make significant progress in enhancing our Care Connect platform offering, adding experienced product and development leadership, staff and consulting resources.”
Michael W. Wallace, chief financial officer, said: “Continued expense management and strong financial discipline have allowed us to invest in our business for long-term growth. Our ability to align our expense base with the market demand we are seeing helped Spok to partially offset the additional expenses related to our investments in our sales and product platforms.”
Business Outlook:
For the full-year 2018, adjusted to exclude the adoption of ASC 606, the Company continues to expect total revenue to range from $161 million to $177 million, operating expenses (excluding depreciation, amortization and accretion) to range from $158 million to $165 million, and capital expenditures to range from $4 million to $8 million.
* * * * * * * * *
2018 Second-Quarter Call and Replay:
Spok plans to host a conference call for investors to discuss its 2018 second quarter results at 10:00 a.m. ET on Thursday, July 26, 2018. Dial-in numbers for the call are 334-323-0522 or 877-260-1479. The pass code for the call is 8594119. A replay of the call will be available from 1:00 p.m. ET on July 26, 2018 until 1:00 p.m. ET on Thursday, August 9, 2018. To listen to the replay, please register at http://tinyurl.com/Spok2018Q2earningsreplay. Please cut and paste this address into your browser, enter the registration information, and you will be given access to the replay.

* * * * * * * * *

Spok.com

About Spok
Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Springfield, Va., is proud to be the global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on the Spok Care Connect® platform to enhance workflows for clinicians, support administrative compliance, and provide a better experience for patients. Our customers send over 100 million messages each month through their Spok® solutions. When seconds count, count on Spok. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Care Connect and Spok Mobile are trademarks of Spok, Inc.
Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, continued demand for our software products and services, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, competition from other software providers, government regulation, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended		For the six months ended
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Revenue:
Wireless	$23,658	$25,639	$47,927	$51,499
Software	16,970	16,686	35,815	32,270
Total revenue	40,628	42,325	83,742	83,769
Operating expenses:
Cost of revenue	7,400	7,190	15,133	14,226
Research and development	6,177	4,662	11,912	8,767
Service, rental and maintenance	7,698	7,944	15,448	16,010
Selling and marketing	6,093	5,329	12,562	11,251
General and administrative	12,741	11,939	24,704	23,649
Depreciation, amortization and accretion	2,669	2,851	5,382	6,074
Total operating expenses	42,778	39,915	85,141	79,977
% of total revenue	105.3%	94.3%	101.7%	95.5%
Operating (loss) income	(2,150)	2,410	(1,399)	3,792
% of total revenue	(5.3)%	5.7%	(1.7)%	4.5%
Interest income	342	154	625	276
Other income	102	89	54	58
(Loss) income before income taxes	(1,706)	2,653	(720)	4,126
Benefit from (provision for) income taxes	730	(1,155)	255	(1,774)
Net (loss) income	$(976)	$1,498	$(465)	$2,352
Basic net (loss) income per common share	$(0.05)	$0.07	$(0.02)	$0.12
Diluted net (loss) income per common share	(0.05)	0.07	(0.02)	0.11
Basic weighted average common shares outstanding	19,750,941	20,353,801	19,888,606	20,441,781
Diluted weighted average common shares outstanding	19,750,941	20,366,102	19,888,606	20,508,473
Cash dividends declared per common share	0.125	0.125	0.250	0.250
Key statistics:
Units in service	1,024	1,086	1,024	1,086
Average revenue per unit (ARPU)	$7.41	$7.52	$7.42	$7.58
Bookings	$18,488	$20,405	$36,612	$40,193
Backlog	$36,295	$43,455	$36,295	$43,455

(a) Slight variations in totals are due to rounding.

Spok.com

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (a)
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Revenue:
Wireless	$23,658	$24,269	$24,579	$25,110	$25,639	$25,860	$26,535	$27,024
Software	16,970	18,845	19,191	18,526	16,686	15,584	17,649	18,331
Total revenue	40,628	43,114	43,770	43,636	42,325	41,444	44,184	45,355
Operating expenses:
Cost of revenue	7,400	7,712	7,122	7,069	7,190	7,036	7,482	7,639
Research and development	6,177	5,735	4,934	5,001	4,662	4,105	3,702	3,645
Service, rental and maintenance	7,698	7,750	7,617	7,875	7,944	8,066	7,989	8,253
Selling and marketing	6,093	6,490	6,039	5,533	5,329	5,922	5,855	5,955
General and administrative	12,741	11,964	11,695	12,058	11,939	11,710	11,277	10,605
Depreciation, amortization and accretion	2,669	2,713	2,774	2,775	2,851	3,223	3,176	3,229
Total operating expenses	42,778	42,364	40,181	40,311	39,915	40,062	39,481	39,326
% of total revenue	105.3%	98.3%	91.8%	92.4%	94.3%	96.7%	89.4%	86.7%
Operating (loss) income	(2,150)	750	3,589	3,325	2,410	1,382	4,703	6,029
% of total revenue	(5.3)%	1.7%	8.2%	7.6%	5.7%	3.3%	10.6%	13.3%
Interest income	342	283	229	214	154	122	99	67
Other income (expense)	102	(47)	(282)	359	89	(30)	100	85
(Loss) income before income taxes	(1,706)	986	3,536	3,898	2,653	1,474	4,902	6,181
Benefit from (provision for) income taxes	730	(475)	(24,920)	(171)	(1,155)	(620)	(1,876)	(2,123)
Net (loss) income	$(976)	$511	$(21,384)	$3,727	$1,498	$854	$3,026	$4,058
Basic and diluted net (loss) income per common share	$(0.05)	$0.03	$(1.07)	$0.19	$0.07	$0.04	$0.15	$0.20
Basic weighted average common shares outstanding	19,750,941	20,027,800	19,987,763	19,977,263	20,353,801	20,530,739	20,529,958	20,541,275
Diluted weighted average common shares outstanding	19,750,941	20,153,291	19,987,763	20,008,321	20,366,102	20,585,542	20,529,958	20,541,275
Key statistics:
Units in service	1,024	1,030	1,049	1,063	1,086	1,091	1,111	1,124
Average revenue per unit (ARPU)	$7.41	$7.47	$7.46	$7.48	$7.52	$7.56	$7.59	$7.63
Bookings	$18,488	$18,124	$19,190	$18,327	$20,405,000	$19,788,000	$20,025,000	$18,659,000
Backlog	$36,295	$35,930	$42,305	$46,900	$43,455	$40,555	$38,295	$38,812

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(In thousands)

	6/30/2018	12/31/2017
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$94,068	$107,157
Accounts receivable, net	35,574	32,279
Prepaid expenses and other	7,050	5,752
Inventory	1,505	1,672
Total current assets	138,197	146,860
Non-current assets:
Property and equipment, net	13,035	13,399
Goodwill	133,031	133,031
Intangible assets, net	6,667	7,917
Deferred income tax assets	46,344	47,679
Other non-current assets	1,431	1,675
Total non-current assets	200,508	203,701
Total assets	$338,705	$350,561
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$310	$1,305
Accrued compensation and benefits	9,261	11,018
Accrued taxes	2,055	2,547
Deferred revenue	32,449	31,414
Other current liabilities	4,010	4,610
Total current liabilities	48,085	50,894
Non-current liabilities:
Deferred revenue	961	1,063
Other long-term liabilities	8,393	8,075
Total non-current liabilities	9,354	9,138
Total liabilities	57,439	60,032
Commitments and contingencies
Stockholders' equity:
Preferred stock	$—	$—
Common stock	2	2
Additional paid-in capital	92,102	99,819
Accumulated other comprehensive loss	(1,850)	(1,088)
Retained earnings	191,012	191,796
Total stockholders' equity	281,266	290,529
Total liabilities and stockholders' equity	$338,705	$350,561

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(Unaudited and in thousands)

	For the six months ended
	6/30/2018	6/30/2017
Cash flows provided by operating activities:
Net (loss) income	$(465)	$2,352
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	5,382	6,074
Deferred income tax (benefit) expense	(472)	1,069
Stock based compensation	2,501	1,953
Provisions for doubtful accounts, service credits and other	1,016	458
Adjustments of non-cash transaction taxes	(104)	(700)
Changes in assets and liabilities:
Accounts receivable	(2,986)	(1,242)
Prepaid expenses, inventory and other assets	(277)	(2,684)
Accounts payable, accrued liabilities and other	(3,394)	(3,261)
Deferred revenue	5,191	2,561
Net cash provided by operating activities	6,392	6,580
Cash flows from investing activities:
Purchases of property and equipment	(3,464)	(5,198)
Net cash used in investing activities	(3,464)	(5,198)
Cash flows from financing activities:
Cash distributions to stockholders	(5,201)	(10,239)
Purchase of common stock for tax withholding on vested equity awards	(894)	—
Purchase of common stock (including commissions)	(9,467)	(10,024)
Proceeds from issuance of common stock under the Employee Stock Purchase Plan	143	130
Net cash used in financing activities	(15,419)	(20,133)
Effect of exchange rate on cash	(598)	86
Net decrease in cash and cash equivalents	(13,089)	(18,665)
Cash and cash equivalents, beginning of period	107,157	125,816
Cash and cash equivalents, end of period	$94,068	$107,151
Supplemental disclosure:
Income taxes paid	$457	$1,964

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED REVENUE
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Revenue
Paging	$22,824	$23,308	$23,624	$24,128	$24,572	$24,972	$25,441	$25,944
Non-paging	834	961	955	982	1,067	888	1,094	1,080
Total wireless revenue	$23,658	$24,269	$24,579	$25,110	$25,639	$25,860	$26,535	$27,024

Subscription	441	420	559	577	623	543	551	560
License	1,552	3,956	2,431	1,995	1,641	1,171	1,594	1,842
Services	4,363	4,071	5,437	5,189	3,650	3,354	4,500	5,578
Equipment	1,107	1,024	945	1,102	1,127	973	1,402	1,091
Operations revenue	$7,463	$9,471	$9,372	$8,863	$7,041	$6,041	$8,047	$9,071

Maintenance revenue	$9,507	$9,374	$9,819	$9,663	$9,645	$9,543	$9,602	$9,260
Total software revenue	$16,970	$18,845	$19,191	$18,526	$16,686	$15,584	$17,649	$18,331

Total revenue	$40,628	$43,114	$43,770	$43,636	$42,325	$41,444	$44,184	$45,355

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
CONSOLIDATED OPERATING EXPENSES
SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Cost of revenue
Payroll and related	$4,853	$4,874	$4,374	$4,330	$4,613	$4,490	$4,611	$4,469
Cost of sales	1,923	2,309	1,990	2,228	1,904	1,995	2,415	2,587
Stock based compensation	75	55	58	4	60	58	(108)	57
Other	549	474	700	507	613	493	564	526
Total cost of revenue	7,400	7,712	7,122	7,069	7,190	7,036	7,482	7,639
Research and development
Payroll and related	4,506	4,002	3,521	4,005	3,807	3,405	3,195	2,939
Outside services	1,481	1,513	1,361	849	659	516	511	569
Stock based compensation	90	71	(71)	43	65	55	(82)	46
Other	100	149	123	104	131	129	78	91
Total research and development	6,177	5,735	4,934	5,001	4,662	4,105	3,702	3,645
Service, rental and maintenance
Payroll and related	2,618	2,693	2,413	2,582	2,607	2,665	2,687	2,638
Site rent	3,538	3,496	3,471	3,534	3,604	3,620	3,618	3,626
Telecommunications	935	898	979	1,060	1,001	1,081	1,096	1,162
Stock based compensation	24	24	20	20	20	20	(29)	15
Other	583	639	734	679	712	680	617	812
Total service, rental and maintenance	7,698	7,750	7,617	7,875	7,944	8,066	7,989	8,253
Selling and marketing
Payroll and related	3,311	3,294	2,573	3,113	3,039	3,071	3,556	3,467
Commissions	1,397	1,774	1,634	1,234	1,121	1,202	1,248	1,317
Stock based compensation	135	135	93	84	99	101	(131)	75
Advertising and events	996	1,158	1,481	952	840	1,281	889	866
Other	254	129	258	150	230	267	293	230
Total selling and marketing	6,093	6,490	6,039	5,533	5,329	5,922	5,855	5,955
General and administrative
Payroll and related	4,340	4,416	3,649	4,569	4,420	4,439	4,426	4,076
Stock based compensation	943	949	774	711	755	722	(863)	507
Bad debt	279	528	143	184	107	94	137	97
Facility rent and related costs	1,743	1,941	1,865	2,013	1,995	1,838	1,694	1,673
Outside services	3,023	2,122	2,924	2,351	2,507	2,627	2,430	2,247
Taxes, licenses and permits	1,024	1,080	1,120	1,077	1,034	989	976	1,164
Other	1,389	928	1,220	1,153	1,121	1,001	2,477	841
Total general and administrative	12,741	11,964	11,695	12,058	11,939	11,710	11,277	10,605
Depreciation, amortization and accretion	2,669	2,713	2,774	2,775	2,851	3,223	3,176	3,229
Operating expenses	$42,778	$42,364	$40,181	$40,311	$39,915	$40,062	$39,481	$39,326
Capital expenditures	$2,299	$1,164	$2,179	$1,816	$2,353	$2,851	$1,878	$1,396

(a) Slight variations in totals are due to rounding.

SPOK HOLDINGS, INC.
UNITS IN SERVICE ACTIVITY, MARKET SEGMENT, CHURN
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Paging units in service
Beginning units in service (000's)	1,030	1,049	1,063	1,086	1,091	1,111	1,124	1,144
Gross placements	35	25	26	30	42	28	36	34
Gross disconnects	(41)	(44)	(40)	(53)	(47)	(48)	(49)	(54)
Net change	(6)	(19)	(14)	(23)	(5)	(20)	(13)	(20)
Ending units in service	1,024	1,030	1,049	1,063	1,086	1,091	1,111	1,124
End of period units in service % of total (b)
Healthcare	81.5%	81.1%	80.7%	80.4%	80.4%	79.7%	79.3%	78.6%
Government	5.7%	5.9%	6.0%	6.1%	6.3%	6.4%	6.5%	6.7%
Large enterprise	6.0%	6.0%	6.0%	6.0%	6.1%	6.1%	6.2%	6.5%
Other(b)	6.8%	7.0%	7.2%	7.4%	7.3%	7.7%	8.0%	8.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Account size ending units in service (000's)
1 to 100 units	85	88	0.092	95	98	102	106	110
101 to 1,000 units	197	198	0.198	201	204	214	217	222
>1,000 units	742	744	0.759	767	784	775	788	792
Total	1,024	1,030	1.049	1,063	1,086	1,091	1,111	1,124
Account size net loss rate(c)
1 to 100 units	(3.8)%	(4.7)%	(3.6)%	(2.8)%	(3.7)%	(3.4)%	(3.9)%	(3.5)%
101 to 1,000 units	(0.6)%	(10.0)%	(1.1)%	(1.8)%	(4.5)%	(1.3)%	(2.3)%	(2.6)%
>1,000 units	(0.2)%	(1.9)%	(1.1)%	(2.2)%	1.1%	(1.7)%	(0.5)%	(1.2)%
Total	(0.6)%	(1.8)%	(1.3)%	(2.2)%	(0.4)%	(1.8)%	(1.2)%	(1.7)%
Account size ARPU
1 to 100 units	$12.04	$12.13	$12.11	$12.23	$12.16	$12.22	$12.25	$12.34
101 to 1,000 units	8.34	8.47	8.58	8.62	8.61	8.66	8.63	8.64
>1,000 units	6.62	6.65	6.59	6.59	6.64	6.64	6.67	6.68
Total	$7.41	$7.47	$7.46	$7.48	$7.52	$7.56	$7.59	$7.63

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units
(c) Net loss rate is net current period placements and disconnected units in service divided by prior period ending units in service.

SPOK HOLDINGS, INC.
RECONCILIATION FROM NET (LOSS) INCOME TO EBITDA (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Reconciliation of net (loss) income to EBITDA (b):
Net (loss) income	$(976)	$511	$(21,384)	$3,727	$1,498	$854	$3,026	$4,058
Less (plus): Benefit from (provision for) income taxes	(730)	475	24,920	171	1,155	620	1,876	2,123
Plus (less): Other income (expense)	(102)	47	282	(359)	(89)	30	(100)	(85)
Less: Interest income	(342)	(283)	(229)	(214)	(154)	(122)	(99)	(67)
Operating (loss) income	(2,150)	750	3,589	3,325	2,410	1,382	4,703	6,029
Plus: depreciation, amortization and accretion	2,669	2,713	2,774	2,775	2,851	3,223	3,176	3,229
EBITDA (as defined by the Company)	$519	$3,463	$6,363	$6,100	$5,261	$4,605	$7,879	$9,258

	For the six months ended
	6/30/2018	6/30/2017
Reconciliation of net (loss) income to EBITDA (b):
Net (loss) income	$(465)	$2,352
Less (plus): Benefit from (provision for) income taxes	(255)	1,774
Less: Other income	(54)	(58)
Less: Interest income	(625)	(276)
Operating (loss) income	(1,399)	3,792
Plus: depreciation, amortization and accretion	5,382	6,074
EBITDA (as defined by the Company)	$3,983	$9,866

	For the three months ended	For the six months ended
	6/30/2018	6/30/2018
Reconciliation of EBITDA to EBITDA adjusted to exclude the adoption of ASC 606 (b):
EBITDA (as defined by the Company)	$519	$3,983
Plus: Software revenue	1,166	509
(Less) plus: Cost of revenue	(21)	5
(Less) plus: Selling and marketing	(105)	334
Adjusted EBITDA (c)	$1,559	$4,831

(a) Slight variations in totals are due to rounding.
(b) EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only. Management and the Board of Directors rely on EBITDA for purposes of determining the Company’s capital allocation policies. EBITDA is also the starting point for the calculation of operating cash flow for purposes of determining whether management has achieved certain performance objectives in the Company’s short term and long term incentive plans.

(c) Adjusted EBITDA represents EBITDA adjusted to exclude the adoption of ASC 606. Adjusted EBITDA is used by the Company for purposes of comparison to prior period results during its year of transition (2018) under the modified retrospective approach.